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                                                                   EXHIBIT 10.11


                         REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT (this Agreement), dated as of January ____, 1998, is by and among Club Regina Resorts, Inc., a Nevada corporation (the Company), and those stockholders of the Company listed on Schedule A (collectively, the Stockholders).

                                    RECITALS

         A. The Stockholders own that number of shares of common stock, par value $.001 (the Common Stock), of the Company set forth beside each Stockholder's name on the signature page hereof.

         B. The Company desires to grant the Stockholders the registration rights contained herein and the Stockholders desire to provide for the controlled distribution of their shares of common stock.

                                   AGREEMENT

         NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each Stockholder and the Company, the parties hereto agree as follows:


                                   SECTION 1
                                  DEFINITIONS

         1.1 SPECIFIC DEFINITIONS. The following terms are defined as follows:

         Affiliate shall have the meaning indicated in Rule 12b-2 under the Exchange Act.

         Board shall mean the board of directors of the Company.

         Common Stock shall have the meaning indicated in the Recitals.

         Effective Time shall mean the date that is 180 days after an IPO.

         Exchange Act shall mean the Securities Exchange Act of 1934, as amended.

         Indemnified Party shall have the meaning indicated in Section 6.3.

         Indemnifying Party shall have the meaning indicated in Section 6.3.

         Inspectors shall have the meaning indicated in Section 3.1 (1).

         IPO shall mean the first firm, underwritten, public offering of the Company's common stock pursuant to a registration statement filed with the Securities and Exchange Commission.
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         Loss or Losses shall have the meaning indicated in Section 6. 1.

         Person shall mean any business entity (including, without limitation, a corporation, partnership (limited or general), limited liability company or business trust) or a natural person.

         Prospectus shall have the meaning indicated in Section 6. 1.

         Register, registered and registration and words of similar import shall mean a registration effected by preparing and filing with the SEC a registration statement in compliance with the Securities Act, and the declaration and ordering by the SEC of effectiveness of such registration statement or document.

         Registrable Common Stock shall mean (i) at or prior to the Effective Time, any Common Stock held or acquired by any Stockholder (or its permitted assigns) and any securities issued or issuable in respect of any Registrable Common Stock by way of any stock split or stock dividend or in connection with any combination of shares, recapitalization, merger, consolidation, reorganization or otherwise and (ii) after the Effective Time, any Common Stock issued pursuant to a resolution of the Board stating that such Common Stock shall be deemed Registrable Common Stock under this Agreement.

         SEC shall mean the United States Securities and Exchange Commission.

         Securities Act shall mean the Securities Act of 1933, as amended.

                                   SECTION 2
                              REGISTRATION RIGHTS

         2.1     PIGGYBACK REGISTRATION RIGHTS.

         (a) If at any time from and after an IPO the Company shall propose to register any Common Stock for public sale under the Securities Act, the Company shall give the Stockholders prompt written notice of the proposed registration and shall include in such registration on the same terms and conditions as the other securities included in such registration such number of shares of Registrable Common Stock as the Stockholders shall request within 10 business days after the giving of such notice; provided, however, that the Company may at any time prior to the effectiveness of any such registration statement, in its sole discretion and without the consent of any Stockholder, abandon the proposed offering in which any Stockholder had requested to participate; and provided further that any Stockholder shall be entitled to withdraw any or all of its shares of Registrable Common Stock to be included in a registration statement under this Section 2.1(a) at any time prior to the date on which the registration statement with respect to such shares of Registrable Common Stock is declared effective by the SEC. The Company shall be entitled to select the investment bankers and/or managers, if any, to be retained in connection with any registration referred to in this Section 2.1(a).





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         (b)     RESTRICTIONS ON PIGGYBACK REGISTRATION RIGHTS.
Notwithstanding anything to the contrary contained elsewhere herein, the registration rights granted to the Stockholders in Section 2.1(a) are expressly subject to the following terms and conditions:

                 (i) The Company shall not be obligated to include the number of shares of Registrable Common Stock in an offering as contemplated by
Section 2.1(a) if the managing underwriter or underwriters of a proposed underwritten offering advise the Company in writing that in its or their good faith judgment the total amount of securities, including securities requested to be included in a registration of Company Common Stock pursuant to this
Section 2.1 and other similar securities, to be included in such offering may jeopardize the success of such offering by the inclusion of such number (or a portion of such number) of shares (after consideration of all relevant factors including, without limitation, the impact of any delay caused by including such shares).

                 (ii) The Company shall not be obligated to include any shares of Registrable Common Stock in any registration by the Company of any Common Stock in connection with any merger, acquisition, exchange offer, or any other business combination, including any transaction within the scope of Rule 145 promulgated pursuant to the Securities Act, subscription offer, dividend reinvestment plan or stock option or other director or employee incentive or benefit plan.

                 (iii) The Company shall not be required to include a Stockholder's Registrable Common Stock in an offering unless such Stockholder accepts the terms of the underwriting agreement between the Company and the managing underwriter or underwriters and otherwise complies with the provisions of Section 6. If the Stockholder accepts the terms of the underwriting agreement and otherwise complies with the provisions of Section 6, then the securities to be included in such offering shall be allocated first to the Company and then, to the extent that any additional securities can, in the good faith judgment of such managing underwriter or underwriters, be sold without creating any such jeopardy to the success of such offering, pro rata among each Person participating in the offering based upon the number of shares of Common Stock initially requested to be sold by each such holder.

                 (iv) If some but less than all of a Stockholder's shares of Registrable Common Stock are included in an offering contemplated by a registration statement pursuant to Section 2.1(a), such Stockholder shall execute one or more "lockup" letters, in customary form, setting forth an agreement by such Stockholder not to offer for sale, sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock, or any securities convertible into or exchangeable into or exercisable for any shares of Common Stock, for such period not to exceed six months from the date such offering commences, which the managing underwriter or underwriters of such offering may reasonably request.

         2.2     DEMAND REGISTRATION RIGHTS.

         (a)     (i)      Upon receipt of a written request from holders of
more than 50% of the Registrable Common Stock after the Effective Time, to register under the Securities Act (whether for purposes of a public offering, an exchange offer or otherwise) all or part of the Registrable Common Stock held by such Stockholders, the Company shall as expeditiously as reasonably possible prepare and file, and use its best efforts to cause to become effective as soon thereafter as practicable, a registration statement under the Securities Act to effect the offering of such





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Registrable Common Stock in the manner specified in such request, including, without limitation, on a "shelf" or "delayed" basis; and (ii) the Company shall be entitled to select and retain one or more investment bankers or managers reasonably acceptable to the Stockholders in connection with any underwritten offerings made pursuant to this Section 2.2.

         (b) TERMS AND CONDITIONS OF DEMAND REGISTRATION RIGHTS. Notwithstanding anything to the contrary contained elsewhere herein, the registration rights granted to the Stockholders in Section 2.2(a) are expressly subject to the following terms and conditions:

                 (i) Upon receipt of a request to register Registrable Common Stock pursuant to Section 2.2(a), the Company shall give the Stockholders prompt written notice of the proposed registration and will give such Stockholders the right to include their shares of Registrable Common Stock in such registration on the same terms and conditions as the requesting Stockholders. Each Stockholder so notified shall have 20 days to request that their Registrable Common Stock be included in such registration. Failure to so request shall be deemed a waiver of such Stockholder's rights with respect to such registration unless such registration is not completed.

                 (ii) The Company shall not be required to include a Stockholder's Registrable Common Stock in an offering unless such Stockholder accepts the terms of the underwriting agreement between the Company and the managing underwriter or underwriters and otherwise complies with the provisions of Section 6. If the Stockholder accepts the terms of the underwriting agreement and otherwise complies with the provisions of Section 6, then the securities to be included in such offering shall be allocated first to the Stockholders requesting registration of their Registrable Common Stock hereunder, and then, to the extent that any additional securities can, in the good faith judgment of such managing underwriter or underwriters, be sold without creating any such jeopardy to the success of such offering, among the Company and other Persons having the right to register securities in connection with such registration. To the extent it is impracticable to include all of the Registrable Common Stock requested to be included in such registration, then the shares of Registrable Common Stock to be sold shall be allocated pro rata among each Stockholder participating in the offering based upon the number of shares of Registrable Common Stock initially requested to be sold by each such Stockholder. If the underwriters determine that less than 25% of the original shares of Registrable Common Stock requested to be included in such registration cannot be registered, then the holders of 51% of the Registrable Common Stock requested to be included may withdraw the request for registration and such request shall not count hereunder.

                 (iii) The Stockholders shall be entitled to one request to register Registrable Common Stock under the terms of Section 2.2(a). Each such request shall include a request as to whether the requesting Stockholders desire such registration to be a firm underwritten registration or a continuous or "shelf" registration; provided that the Company shall not be required to comply with a request for a "shelf" registration if its Board of Directors determines that such an action would be harmful to the Company's stock price or otherwise. A "request" as it is used in this subparagraph (iii) shall be deemed to have occurred only upon completion of a requested registration and the subsequent sale of Registrable Common Stock.

                 (iv) In no event shall the Registrable Common Stock to be offered under a registration statement prepared and filed pursuant to Section 2.2(a) constitute less than 5% of the



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then outstanding shares of Common Stock, unless the shares of Registrable Common
Stock to be offered comprise all of the shares of Registrable Common Stock held by all of the Stockholders. For purposes of meeting the 5% threshold of this
Section 2.2(b)(iv), the Stockholders may aggregate their shares of Registrable Common Stock to be included therein.

                 (v) The Company shall be entitled to defer for a reasonable period of time, but not in excess of 90 days, the filing of any registration statement otherwise required to be prepared and filed by it under
Section 2.2(a) if the Company notifies the Stockholders having made a registration request within ten business days after the Company has received the registration request under Section 2.2 that the Company (i) is at such time conducting or about to conduct an underwritten public offering of its securities for its own account and the Board determines in good faith that such offering would be materially adversely affected by such registration requested by the Stockholders or (ii) would be required to disclose in such registration statement information not otherwise then required by law to be publicly disclosed and, in the good faith judgment of the Board, such disclosure might adversely affect any material business transaction or negotiation in which the Company is then engaged. If the Company elects to defer the filing of a registration statement pursuant to this Section 2.2(b)(v), the Stockholders may withdraw their request, in writing, during the time of such deferral and such request shall not be counted toward the limit set forth in Section 2.2(b)(iii).

                 (vi) The Stockholders shall not be entitled to exercise their rights pursuant to Section 2.2(a) during the 180-day period immediately following the effective date of any registration statement filed by the Company under the Securities Act (other than on Form S-8 or another similar form) in respect of an offering or sale of securities of the Company by or on behalf of the Company or any other stockholder of the Company.

                 (vii) If some but less than all of a Stockholder's shares of Registrable Common Stock are included in an offering contemplated by a registration statement pursuant to Section 2.2(a) and the offering is an underwritten offering, such Stockholder shall execute one or more "lockup" letters, in customary form, setting forth an agreement by such Stockholder not to offer for sale, sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock, or any securities convertible into or exchangeable into or exercisable for any shares of Common Stock, for a period of not longer than that which any investment banker or manager engaged in connection with such offering may reasonably request from the date such offering commences.

                                   SECTION 3
                                   COVENANTS

         3.1 COVENANTS OF THE COMPANY. In connection with any offering of shares of Registrable Common Stock pursuant to this Agreement, the Company shall:

                 (a) Prepare and file with the Commission such amendments and post-effective amendments to the registration statement as may be necessary to keep the registration statement effective for a period of not less than 120 days, or such shorter period which will terminate when all Registrable Common Stock covered by such registration statement have been sold or withdrawn at the request of participating holders of Common





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         Stock and cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act;

                 (b) Make available to each Stockholder and to each managing underwriter, if any, (i) at least two business days prior to filing with the SEC, any registration statement covering shares of Registrable Common Stock, any amendment or supplement thereto, and any prospectus used in connection therewith, which documents will be subject to the reasonable review of such Stockholders and such underwriter, and, with respect to a registration statement prepared pursuant to Section 2, the Company shall not file any such documents with the SEC to which any such Stockholder shall reasonably object; and (ii) a copy of any and all transmittal letters or other correspondence with the SEC or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering of shares of Registrable Common Stock;

                 (c) Furnish to each Stockholder and each managing underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) and the prospectus included in such registration statement (including each preliminary prospectus and prospectus supplement) as such Stockholder or such underwriter may reasonably request to facilitate the sale of the shares of Registrable Common Stock;

                 (d) After the filing of such registration statement, promptly notify each Stockholder of any stop order issued or, to the knowledge of the Company, threatened to be issued by the SEC and promptly take all reasonable actions to prevent the entry of such stop order or to obtain its withdrawal if entered;

                 (e) Use its commercially reasonable efforts to qualify such shares of Registrable Common Stock for offer and sale under the securities, "blue sky" or similar laws of such jurisdictions (including any foreign country or any political subdivision thereof in which shares of Common Stock are then listed) as any Stockholder or any underwriter shall reasonably request and use its commercially reasonable effort, to obtain all appropriate registrations, permits and consents required in connection therewith, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where it is not so qualified, or to subject itself to taxation or to file a general consent to service of process in any such jurisdiction;

                 (f) Furnish to each managing underwriter, if any, an opinion of counsel for the Company addressed to each of them, dated as of the date of the closing of the offering of shares of Registrable Common Stock, and a "comfort" letter or letters signed by the Company's independent public accountants, each in reasonable and customary form and covering such matters of the type customarily covered by opinions or comfort letters delivered by such parties in underwritten public offerings, and use its commercially reasonable efforts to have copies of such opinions and comfort letters delivered to each Stockholder participating in the offering;





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                 (g)      Promptly inform each Stockholder (i) in the case of
         any offering of shares of Registrable Common Stock in respect of which a registration statement is filed under the Securities Act, of the date on which such registration statement or any post-effective amendment thereto becomes effective and, if applicable, of the date of filing a Rule 430A prospectus (and, in the case of an offering abroad of shares of Registrable Common Stock, of the date when any required filing under the securities and other laws of such foreign jurisdictions shall have been made and when the offering may be commenced in accordance with such laws) and (ii) of any request by the SEC, any securities exchange, government agency, self-regulatory body or other body having jurisdiction for any amendment of or supplement to any registration statement or preliminary prospectus or prospectus included therein or any offering memorandum or other offering document relating to such offering;

                 (h) Subject to Section 3.1(i), until the earlier of (i) such time as all of the shares of Registrable Common Stock being offered have been disposed of in accordance with the intended method of disposition by such Stockholder set forth in the registration statement or other offering document (and the expiration of any prospectus delivery requirements in connection therewith) or (ii) the expiration of 120 days after such registration statement or other offering document becomes effective (unless the offering is a continuous offering of securities under Rule 415, in which case until the earliest of the date the offering is completed and the second anniversary of such effective date; provided, that if the effectiveness of such registration statement is suspended for any reason, then the period contemplated by clause (i) above shall extend for the time such registration statement's effectiveness was suspended) keep effective and maintain any registration, qualification or approval obtained in connection with the offering of the shares of Registrable Common Stock, and amend or supplement the registration statement or prospectus or other offering document used in connection therewith to the extent necessary to comply with applicable securities laws;

                 (i) Use its commercially reasonable efforts to have the shares of Registrable Common Stock listed on any domestic and foreign securities exchanges on which the Common Stock is then listed;

                 (j) As promptly as practicable, notify each Stockholder at any time when a prospectus relating to the sale of the shares of Registrable Common Stock is required by law to be delivered in connection with sales by an underwriter or dealer, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such shares, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which they were made, not misleading, and as promptly as practicable make available to each Stockholder and to each managing underwriter, if any, any such supplement or amendment; if the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective as provided in Section 3.1(a) or Section 3.1(i) by the number of days during the period from and including the date of the giving of such notice to the date when the Company shall make available to each Stockholder such supplemented or amended prospectus;





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                 (k)      Make available for inspection during the normal
         business hours of the Company by any Stockholder, any underwriter participating in such offering, and any attorney, accountant or other agent retained by any such Stockholder or any such underwriter in connection with the sale of shares of Registrable Common Stock (collectively, the Inspectors), all relevant financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the officers, directors and employees of the Company to supply all information reasonably requested by any such Inspector in connection with such registration statement; provided, however, that (i) in connection with any such inspection, any such Inspectors shall cooperate to the extent reasonably practicable to minimize any disruption to the operation by the Company of its business and (ii) any records, information or documents shall be kept confidential by such Inspectors, unless (A) such records, information or documents are in the public domain or otherwise publicly available or (B) disclosure of such records, information or documents is required by a court or administrative order or by applicable law and notice of such requirement is promptly given to the Company after being received;

                 (l) Enter into usual and customary agreements (including an underwriting agreement in usual and customary form) and take such other actions as are reasonably required to expedite or facilitate the sale of the Registrable Common Stock.

                 (m) Make "generally available to its security holders" (within the meaning of Rule 158 under the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder no later than 45 days after the end of the 12-month period beginning with the first day of the Company's first fiscal quarter commencing after the effective date of the registration statement, which earnings statement shall cover said 12-month period;

                 (n) If requested by the managing underwriter or underwriters or the Stockholder, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters or any participating Stockholder, as the case may be, reasonably requests to be included therein, including, without limitation, information with respect to the number of shares of Registrable Common Stock being sold by the Stockholder to any underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of an underwritten offering of the Registrable Common Stock to be sold in such offering, and promptly make all required filings of such prospectus by supplement or post-effective amendment; and

                 (o) Take all other commercially reasonable steps necessary to effect the registration of the Registrable Common Stock contemplated hereby.

         3.2 COVENANT OF STOCKHOLDERS. Each Stockholder agrees and covenants that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.1(i), such Stockholder will forthwith discontinue disposition of Registrable Common Stock pursuant to the registration statement covering such Registrable Common Stock until such





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Stockholder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.1(i), and, if so directed by the Company, such Stockholder will deliver to the Company all copies, other than permanent file copies, then in such Stockholder's possession of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice.

                                   SECTION 4
             RESTRICTIONS ON PUBLIC SALE BY THE COMPANY AND OTHERS

         The Company agrees not to effect any public sale or distribution of any securities during the 180-day period commencing on the effective date of a registration statement filed pursuant to Section 2.2, except in connection with any merger, acquisition, exchange offer, or any other business combination, including any transaction within the scope of Rule 145 promulgated pursuant to the Securities Act, subscription offer, dividend reimbursement plan or stock option or other director or employee incentive or benefit plan;


                                   SECTION 5
                                    EXPENSES

         All expenses incurred in connection with the registration of Registrable Common Stock, including, without limitation, all filing fees, escrow fees, fees and expenses of compliance with securities or blue sky laws (including fees and disbursements, if any, of the Company's counsel in connection with blue sky qualifications of the Registrable Common Stock), rating agency fees, printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed, and fees and disbursements of counsel for the Company and the Company's independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incident to such performance) directly attributable to the registration of securities, Securities Act liability insurance (if the Company elects to obtain such insurance), and the fees and expenses of any special experts or other persons retained by the Company will be borne by the Company. The Company shall have no obligation to pay and shall not pay any underwriting fees, discounts or commissions in connection with any Registrable Common Stock registered pursuant to this Agreement or any out-of-pocket expenses (including, without limitation, legal fees) of the holders thereof in connection therewith.

                                   SECTION 6
                                INDEMNIFICATION

         6.1 INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless each Stockholder, its officers, directors and agents, and will agree to indemnify and hold harmless any underwriter of Registrable Common stock, and each person, if any, who controls any of the foregoing persons within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (individually, a Loss; collectively, Losses) arising from or caused by (a) any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus





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relating to the Registrable Common Stock (as amended or supplemented if the
Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and (b) any violation or alleged violation by the Company of the Securities Act, any blue sky laws, securities laws or other applicable laws of any state in which shares of Registrable Common Stock are offered and relating to action or inaction required of the Company in connection with such offering; and will reimburse each such person for any legal or other out-of-pocket expenses reasonably incurred in connection with investigating, or defending against, any such Loss (or any proceeding in respect thereof), subject to Section 6.3, except that the indemnification provided for in this Section 6.1 shall not apply to Losses that are caused by any such untrue statement or omission or alleged untrue statement or omission based upon and in conformity with information furnished in writing to the Company by or on behalf of any Stockholder expressly for use therein. Notwithstanding the foregoing, the Company shall not be liable in any such case to the extent that any such Loss arises out of, or is based upon, an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (i) a Stockholder failed to send or deliver a copy of the prospectus included in the relevant registration statement at the time it became effective (the Prospectus) with or prior to the delivery of written confirmation of the sale of Registrable Common Stock to the person asserting such Loss or who purchased such Registrable Common Stock which are the subject thereof if, in either case, such delivery is required by the Securities Act and (ii) the Prospectus would have corrected such untrue statement or omission or alleged untrue statement or alleged omission; and the Company shall not be liable in any such case to the extent that any such Loss arises out of, or is based upon, an untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in the Prospectus, if such untrue statement or alleged untrue statement or omission or alleged omission is corrected in any amendment or supplement to the Prospectus and if, having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, a Stockholder thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale of Registrable Common Stock if such delivery is required by the Securities Act.

         6.2 INDEMNIFICATION BY STOCKHOLDERS. Each Stockholder agrees to indemnify and hold harmless the Company, its officers and directors, and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity made pursuant to Section 6.1(a) from the Company to such Stockholder, but only with reference to (a) information furnished in writing by or on behalf of such Stockholder expressly for use in any registration statement or prospectus relating to shares of Registrable Common Stock, or any amendment or supplement thereto, or any preliminary prospectus or (b) any Losses of the Company that would not have been incurred but for such Stockholder failing to deliver an amended Prospectus as contemplated by the last sentence of Section 6.1.

         6.3 CONDUCT OF INDEMNIFICATION PROCEEDINGS. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 6.1 or 6.2, such person (the Indemnified Party) shall promptly notify the person against whom such indemnity may be sought (the Indemnifying Party) in writing, provided that the omission to so notify the Indemnifying Party will not relieve the Indemnifying





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Party of any liability it may have under this Agreement or otherwise except to the extent of any Loss arising from such omission. The Indemnifying Party, upon the request of the Indemnified Party, shall retain counsel reasonably satisfactory to such Indemnified Party to represent such Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (a) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention, (b) the Indemnifying Party shall have failed to comply with its obligations under the preceding sentence or (c) the Indemnified Party shall have been advised by the Indemnifying Party's counsel in writing that actual or potential differing interests exist between the Indemnifying Party and the Indemnified Party. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld. The Indemnifying Party shall not agree to any settlement as the result of which any remedy or relief, other than monetary damages for which the Indemnifying Party shall be fully responsible, shall be applied to or against an Indemnified Party without the prior written consent of such Indemnified Party.

         6.4     CONTRIBUTION. If the indemnification provided for in this
Section 6.4 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any Losses referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses referred to above shall be deemed to include, subject to the limitations set forth in Section 6.3, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. No party shall be liable for contribution with respect to any action or claim settled without its written consent, which consent shall not be unreasonably withheld.

         Notwithstanding the provisions of this Section 6.4, no Stockholder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Common Stock of such Stockholder was offered to the public exceeds the amount of any damages which such Stockholder has otherwise been required to pay due to such untrue or alleged untrue statement or omission of alleged omission.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.4 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.





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
                                   SECTION 7
                                  TERMINATION

         This Agreement shall terminate with respect to any Stockholder and their Common Stock upon the earlier of (a) the first such instance as such Stockholder ceases to own any shares of Common Stock or (b) with respect to Stockholders that hold less than 10% of the issued and outstanding Common Stock (other than with respect to any such Stockholder that is an Affiliate of the Company), the second anniversary (or if the holding period for non affiliates contemplated by Rule 144(d)(1) under the Securities Act is amended, such amount of time) of the date such Stockholder purchased the last share of Common Stock that such Stockholder purchased from the Company. For this Section 7, a Stockholder shall be deemed to own any and all Common Stock owned by (i) such Stockholder and (ii) its Affiliates. Notwithstanding the foregoing, the Company's and Stockholders' rights, duties and obligations under Section 5 and
Section 6 shall survive the termination of this Agreement.

                                   SECTION 8
                             AVAILABLE INFORMATION

         The Company shall take such reasonable actions and file such information, documents and reports as shall be required by the SEC as a condition to the availability of Rule 144 and Rule 144A, or any successor provisions.

                                   SECTION 9
                              ASSIGNMENT OF RIGHTS

         9.1 ASSIGNMENT OF RIGHTS. The rights of any Stockholder under this Agreement with respect to any Registrable Common Stock owned by such Stockholder may not be assigned, except to (i) an Affiliate, (ii) an employee (or controlled Affiliate thereof) of a Stockholder, or (iii) another Stockholder having rights to register securities hereunder.

                                   SECTION 10
                                 MISCELLANEOUS

         10.1 PROVISION OF INFORMATION. Each Stockholder shall, and shall cause it officers, directors, employees and agents to complete and execute all such questionnaires as the Company shall reasonably request in connection with any registration pursuant to this Agreement.

         10.2 INJUNCTIONS. Irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with its specified terms or were otherwise breached. Therefore, the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms of provisions hereof in any court having jurisdiction, such remedy being in addition to any other remedy to which they may be entitled at law or in equity.

         10.3 SEVERABILITY. If any term or provision of this Agreement is held by a court of competent jurisdiction to be unenforceable, the remainder of the terms and provisions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term or provision.

         10.4 FURTHER ASSURANCES. Subject to the specific terms of this Agreement, each Stockholder and the Company shall make, execute, acknowledge and deliver such other instruments and documents, and take all such other actions, as may be reasonably required to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.

         10.5 ENTIRE AGREEMENT; MODIFICATION. This Agreement contains the entire understanding of the parties with respect to the transactions contemplated hereby and supersedes all agreements and understandings entered into prior to the execution hereof. This Agreement may be modified or provisions may be waived hereunder only by a written instrument duly executed by or on behalf of the Company and other Stockholders who collectively own in excess of 50% of the Registrable Common Stock; provided that no such amendment which materially and adversely effects less than all holders of Registrable Common Stock shall be effective except with respect to such materially and adversely affected holders that consent to such amendment in writing. In addition, shares of Common Stock and Stockholders may be added to this Agreement upon the resolution of a majority of the Board of Directors of the Company to such effect.

         10.6 COUNTERPARTS. For the convenience of the parties hereto, any number of counterparts of this Agreement may be executed by the parties hereto, but all such counterparts shall be deemed one and the same instrument.

         10.7 NOTICES. All notices, consents, requests, demands, and other communications hereunder shall be in writing and shall be given by hand or by mail (return receipt requested) or sent by overnight delivery service, cable, telegram, or facsimile transmission to the parties at the address specified beside each party's name on the signature pages hereto or at such other address as shall be specified by the parties by like notice.

         Notice so given shall, in the case of notice so given by mail, be deemed to be given and received on the fourth business day after posting, in the case of notice so given by overnight delivery service, on the day after notice is deposited with such service, and in the case of notice so given by cable, telegram, facsimile transmission or, as the case may be, personal delivery, on the date of actual delivery.

         10.8 GOVERNING LAW. This Agreement is governed by the laws of the state of Texas without regard to any choice of law principles.

         10.9 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by and against the successors and permitted assigns of the parties hereto, including and without the need for an express assignment, subsequent holders of Registrable Common Stock that are permitted assigns pursuant to Section 9.1. Except as provided herein, the parties may not assign their rights under this Agreement and the Company may not delegate its obligations under this Agreement. Any attempted assignment or delegation prohibited hereby shall be void.

         10.10 PARTIES IN INTEREST. Except as otherwise specifically provided herein, nothing in this Agreement expressed or implied is intended or shall be construed to confer any right or benefit upon any person, firm or corporation other than Stockholder and the Company and their respective successors and permitted assigns.

         10.11 SHARES SUBJECT TO THIS AGREEMENT; EFFECTIVE TIME. All shares of Registrable Common Stock owned or acquired by any Stockholder at or after the Effective Time shall be subject to, and entitled to the benefit of this Agreement, such rights to be effective from and after the Effective Time.

         IN WITNESS WHEREOF, Each Stockholder and the Company have caused this Agreement to be duly executed as of the date first above written.

                                        [STOCKHOLDER]

Number of Shares of
         Common Stock: [________]

Address:                                By:
                                           ----------------------------------
                                        Name:
                                             --------------------------------
                                        Title:
                                              -------------------------------


                                        CLUB REGINA RESORTS, INC.

Address:                                By:
                                           ----------------------------------
                                        Name:
                                             --------------------------------
                                        Title:
                                              -------------------------------
10,000 Memorial Drive
Houston, Texas 77024





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